UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Global High Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Investment Portfolio

35 Statement of Assets and Liabilities

37 Statement of Operations

39 Statement of Changes in Net Assets

40 Financial Highlights

45 Notes to Financial Statements

62 Report of Independent Registered Public Accounting Firm

63 Information About Your Fund's Expenses

64 Tax Information

65 Advisory Agreement Board Considerations and Fee Evaluation

70 Board Members and Officers

75 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Global High Income Fund returned –0.64% during the 12-month period ended October 31, 2015. The fund slightly underperformed the –0.63% return of its benchmark, the Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index, but it outperformed the –2.09% average return of the funds in its Morningstar peer group, High Yield Bond Funds. The fund has also outpaced the peer group in the three- and five-year periods ended October 31, 2015.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market.

Global high-yield bonds experienced significant volatility and underperformed the investment-grade bond market during the past 12 months. High-yield debt finished with modest losses in both the United States and the emerging markets, but this was offset to some extent by the relative strength in Europe. Weakness in oil and commodity prices contributed to the softness in domestic high-yield bonds given that the energy and metals/mining sectors compose a meaningful portion of the market. Emerging-markets high-yield debt also closed in the red due to the unfavorable combination of slowing economic growth in China, falling commodity prices and poor currency performance relative to the U.S. dollar. In addition, the corruption scandal at the Brazilian state-owned oil giant Petrõleo Brasileiro S.A. Petrobras weighed on performance throughout Brazil’s corporate bond market.

The backdrop was more favorable in Europe, where the high-yield market gained significant support from the European Central Bank’s aggressive quantitative easing policy. With yields in the region’s developed-government bond markets trading at exceptionally low levels, investors were compelled to shift toward higher-risk market segments in order to pick up added income. The European markets also benefited from their higher-quality bias at a time in which lower-rated debt outperformed. Not least, the region’s performance was boosted by the lower representation of underperforming energy and mining issuers relative to the United States.

Fund Performance

The fund employs a global approach that seeks opportunities in high-yield bonds in the developed and emerging markets. While our primary emphasis is on bottom-up credit research and individual security selection, the fund’s broader allocations can also have an impact on performance. During the past year, for instance, the fund was helped by having an overweight position in Europe, together with a significant underweight in the emerging markets. Our bottom-up approach also led us to establish an underweight position in the metals and mining industry. Mining companies lagged during the year, as commodity prices were hit hard by increased production and slackening demand from China and other emerging markets. Our positioning within energy was an additional plus, as we reduced the fund’s weighting in the sector and moved up in quality early in the period. This shift enabled us to dampen the impact of the energy sector’s continued underperformance through the remainder of the year.

On the other side of the ledger, the fund’s underweight position in the outperforming U.S. banking industry detracted from performance during the year ended October 31, 2015. Additionally, the fund did not have a significant exposure to lower-yielding European BB-rated bonds, which experienced solid returns as European investors responded to volatile market conditions by favoring higher-quality assets.

"We strive to generate outperformance over a multiyear period by achieving an appropriate balance of risk and return."

Among individual securities, our position in the bonds of the French retailer BUT SAS made a strong, positive contribution to performance. The company, which sells furniture, home electronics and other domestic items, performed well and delivered strong operational results, leading to price appreciation on top of its attractive yield. The glass producer Ardagh Packaging Finance PLC also made a meaningful contribution to performance after the company posted better year-over-year results and Moody’s changed its outlook from stable to positive. In addition, Ardagh announced that it was looking to sell a portion of the company and use proceeds to reduce debt. Our third-largest positive contributor, the homebuilding company Financiere Gaillon 8 SAS, was boosted by the improvement in the French real estate market.

The Brazilian integrated steelmaker CSN Resources SA, which was pressured by both its emerging-markets exposure and the broader downturn in commodity-related securities, was our largest detractor for the period. We elected to sell the position from the portfolio. The debt of the Canadian aerospace/transportation company Bombardier, Inc. underperformed after the company reported difficulties with business and commercial jet sales. Additionally, uncertainty increased regarding its liquidity and plans to raise additional capital. The bonds of the energy exploration and production company Chesapeake Energy Corp. also traded lower as the company faced worsening cash liquidity due to a decline in revenues. Additionally, the potential for the company to raise more secured debt weighed on the prices of its unsecured bonds.

The fund employed derivatives in order to hedge the fund’s exposure to the euro back into U.S. dollars, a positive given the relative weakness in the European currency. In addition, we used derivatives as a means to gain market exposure in a more liquid and efficient manner than buying securities outright.

Outlook and Positioning

We hold a neutral view regarding the U.S. high-yield market. While valuations are reasonable, we also see the potential for additional near-term volatility stemming from oil price swings, geopolitical developments and shifting sentiment regarding the timing of a Fed rate increase. We therefore maintained an above-average cash balance in the portfolio as the period drew to a close, reflecting our desire to have some "dry powder" available to capitalize on volatility. With this said, we believe the risk of a recession remained low and the outlook for defaults is positive outside of the commodity-related sectors. We also see the potential for near-term volatility in the European high-yield market, but we continue to identify specific, bottom-up opportunities in securities whose yields provide favorable compensation for the underlying risks.

We retained a favorable view on issues rated single B, which we believe offered the best risk-adjusted return potential in the market. We were selective with respect to CCC-rated debt, with a focus on bonds that we believed offer a favorable risk/return profile, as well as in BB-rated issues, where we favored bonds with the highest return potential relative to their sectors and ratings. The fund was underweight in the BB tier overall, as it has a higher sensitivity to government bond yields. With yields already so low, we did not see a meaningful benefit from emphasizing securities with an above-average correlation to interest rates.

More broadly speaking, we continue to manage the portfolio from a long-term perspective rather than taking excessive risks in an effort to boost short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate balance of risk and return.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index tracks the performance of the broad U.S. investment-grade, fixed-rate bond market, including both government and corporate bonds.

The Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index tracks the performance of below-investment-grade bonds of corporate issuers domiciled in countries having an investment-grade foreign-currency long-term debt rating. The index limits the percentage represented by any single issuer in the index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Quantitative easing entails a central bank’s purchase of government bonds and other fixed-income securities in the open market in an effort to increase money supply.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.64%	5.87%	6.23%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.11%	4.90%	5.74%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	–0.63%	6.51%	7.93%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–1.59%	5.05%	5.40%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.37%	4.89%	5.40%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	–0.63%	6.51%	7.93%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–1.50%	5.09%	5.44%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.50%	5.09%	5.44%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	–0.63%	6.51%	7.93%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–0.53%	6.10%	6.44%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	–0.63%	6.51%	7.93%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	–0.36%	6.24%	6.59%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	–0.63%	6.51%	7.93%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015, are 1.07%, 1.87%, 1.83%, 0.89% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global High Income Fund — Class A ■ Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/15	$ 6.61	$ 6.60	$ 6.64	$ 6.65	$ 6.59
10/31/14	$ 7.14	$ 7.12	$ 7.16	$ 7.17	$ 7.11
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .34	$ .29	$ .29	$ .36	$ .36
October Income Dividend	$ .0256	$ .0208	$ .0214	$ .0269	$ .0270
Capital Gain Distributions, Twelve Months	$ .13	$ .13	$ .13	$ .13	$ .13
SEC 30-day Yield‡‡	4.71%	4.16%	4.18%	5.15%	5.19%
Current Annualized Distribution Rate‡‡	4.65%	3.78%	3.87%	4.85%	4.91%

‡‡ The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.02% and 5.13% for Class B and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.65% and 4.83% for Class B and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 90.0%
Consumer Discretionary 22.8%
1011778 BC Unlimited Liability Co., 144A, 4.625%, 1/15/2022		270,000	274,050
Ally Financial, Inc., 4.125%, 3/30/2020 (b)		615,000	634,987
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	334,125
144A, 7.875%, 12/15/2019		445,000	464,747
Altice Finco SA:
144A, 8.125%, 1/15/2024		200,000	199,000
144A, 9.875%, 12/15/2020		445,000	477,262
Altice Luxembourg SA, 144A, 7.25%, 5/15/2022	EUR	890,000	949,328
AMC Entertainment, Inc., 5.875%, 2/15/2022 (b)		430,000	445,050
AmeriGas Finance LLC:
6.75%, 5/20/2020 (b)		900,000	932,625
7.0%, 5/20/2022		695,000	733,225
APX Group, Inc., 6.375%, 12/1/2019		390,000	379,275
Asbury Automotive Group, Inc.:
6.0%, 12/15/2024		1,115,000	1,179,112
144A, 6.0%, 12/15/2024		540,000	571,050
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		590,000	632,775
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		30,000	27,750
Autodis SA, 144A, 6.5%, 2/1/2019	EUR	1,350,000	1,535,744
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		970,000	966,362
5.5%, 4/1/2023 (b)		1,355,000	1,404,119
Beacon Roofing Supply, Inc., 144A, 6.375%, 10/1/2023 (b)		420,000	442,050
Block Communications, Inc., 144A, 7.25%, 2/1/2020		720,000	723,600
Boyd Gaming Corp., 6.875%, 5/15/2023		310,000	328,600
BUT SAS, 144A, 7.375%, 9/15/2019	EUR	1,485,000	1,690,135
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	400,000	464,052
Caleres, Inc., 144A, 6.25%, 8/15/2023		270,000	272,700
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		830,000	832,075
144A, 5.375%, 5/1/2025 (b)		625,000	618,750
144A, 5.875%, 5/1/2027		1,040,000	1,040,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021 (b)		1,216,000	1,168,260
144A, 6.375%, 9/15/2020		1,655,000	1,657,069
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		255,000	262,650
Series B, 6.5%, 11/15/2022		690,000	719,325
Series A, 7.625%, 3/15/2020		210,000	213,150
Series B, 7.625%, 3/15/2020		2,165,000	2,246,187
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		1,865,000	1,892,975
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		500,000	439,745
D.R. Horton, Inc., 4.0%, 2/15/2020		200,000	206,000
Dana Holding Corp., 5.5%, 12/15/2024		410,000	408,975
DISH DBS Corp.:
4.25%, 4/1/2018		535,000	534,331
5.0%, 3/15/2023		700,000	647,500
6.75%, 6/1/2021		90,000	92,925
7.875%, 9/1/2019		565,000	619,969
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		860,000	896,550
144A, 5.75%, 3/1/2023		717,500	756,066
Europcar Groupe SA, 144A, 5.75%, 6/15/2022	EUR	1,595,000	1,824,100
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		745,000	752,450
5.25%, 4/15/2023		6,000,000	5,970,000
Global Partners LP, 7.0%, 6/15/2023		525,000	493,500
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		930,000	939,300
HD Supply, Inc.:
144A, 5.25%, 12/15/2021 (b)		620,000	651,000
7.5%, 7/15/2020 (b)		210,000	223,650
11.5%, 7/15/2020		715,000	808,844
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	276,450
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	1,335,000	1,540,701
Jarden Corp., 144A, 5.0%, 11/15/2023		210,000	215,775
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		305,000	230,275
Lennar Corp., 4.75%, 11/15/2022		600,000	600,000
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		105,000	107,100
144A, 7.0%, 9/1/2020 (b)		685,000	726,100
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		680,000	691,900
Mediacom Broadband LLC:
5.5%, 4/15/2021		105,000	101,588
6.375%, 4/1/2023		790,000	762,350
Mediacom LLC, 7.25%, 2/15/2022		205,000	207,563
MGM Resorts International:
6.0%, 3/15/2023 (b)		635,000	644,525
8.625%, 2/1/2019 (b)		960,000	1,084,800
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025		300,000	315,750
144A, 10.125%, 1/15/2023		295,000	311,963
144A, 10.875%, 10/15/2025		720,000	768,600
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		310,000	315,037
Numericable-SFR:
144A, 4.875%, 5/15/2019		1,045,000	1,050,225
144A, 6.0%, 5/15/2022		1,560,000	1,563,900
Penske Automotive Group, Inc., 5.375%, 12/1/2024 (b)		1,485,000	1,507,275
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		315,000	335,475
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		50,000	50,750
Schaeffler Finance BV:
144A, 4.75%, 5/15/2021		827,000	841,472
144A, 4.75%, 5/15/2023		790,000	795,925
Schaeffler Holding Finance BV, 144A, 5.75%, 11/15/2021	EUR	2,620,000	3,099,412
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (b)		235,000	234,413
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		435,000	461,100
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		420,000	446,460
Snai SpA, 144A, 12.0%, 12/15/2018	EUR	685,000	760,793
Springs Industries, Inc., 6.25%, 6/1/2021		565,000	562,175
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	288,750
Toll Brothers Finance Corp., 4.875%, 11/15/2025		685,000	684,144
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		300,000	298,125
UCI International, Inc., 8.625%, 2/15/2019		220,000	156,200
Unitymedia Hessen GmbH & Co., KG:
144A, 4.0%, 1/15/2025	EUR	890,000	978,650
144A, 5.5%, 1/15/2023		3,490,000	3,587,022
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		520,000	510,900
144A, 8.5%, 10/15/2022		390,000	424,125
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	894,511
			71,409,348
Consumer Staples 3.8%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		2,950,000	3,133,136
Campofrio Food Group SA, 144A, 3.375%, 3/15/2022	EUR	400,000	443,335
Chiquita Brands International, Inc., 7.875%, 2/1/2021		164,000	174,045
Cott Beverages, Inc.:
5.375%, 7/1/2022		915,000	910,425
6.75%, 1/1/2020		410,000	434,600
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (b)		1,360,000	1,417,800
JBS Investments GmbH:
144A, 7.25%, 4/3/2024 (b)		1,040,000	1,068,600
144A, 7.75%, 10/28/2020		795,000	847,073
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		415,000	401,513
144A, 7.25%, 6/1/2021		1,050,000	1,098,562
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		790,000	780,125
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		410,000	419,225
Post Holdings, Inc., 144A, 6.75%, 12/1/2021 (b)		190,000	196,650
Smithfield Foods, Inc., 6.625%, 8/15/2022		17,000	18,190
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		260,000	277,225
The WhiteWave Foods Co., 5.375%, 10/1/2022		410,000	439,725
			12,060,229
Energy 8.5%
Antero Resources Corp.:
5.125%, 12/1/2022		730,000	655,175
5.375%, 11/1/2021		520,000	478,400
144A, 5.625%, 6/1/2023 (b)		415,000	381,800
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		150,000	126,000
144A, 5.625%, 6/1/2024		195,000	160,875
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		460,000	430,100
California Resources Corp.:
5.0%, 1/15/2020		155,000	112,763
5.5%, 9/15/2021		360,000	247,500
6.0%, 11/15/2024 (b)		290,000	197,200
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		520,000	494,650
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		1,350,000	850,500
Concho Resources, Inc., 5.5%, 4/1/2023		1,155,000	1,160,775
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		195,000	165,750
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		1,080,000	1,036,800
144A, 8.125%, 9/15/2023		630,000	631,575
EP Energy LLC, 6.375%, 6/15/2023 (b)		465,000	349,913
Gulfport Energy Corp., 6.625%, 5/1/2023		210,000	192,150
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		395,000	357,475
144A, 5.75%, 10/1/2025		735,000	679,875
Holly Energy Partners LP, 6.5%, 3/1/2020		205,000	203,975
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		345,000	278,588
Laredo Petroleum, Inc., 6.25%, 3/15/2023		630,000	604,800
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		815,000	686,637
144A, 6.5%, 3/15/2021		425,000	372,937
144A, 7.0%, 3/31/2024		1,160,000	1,003,400
Memorial Resource Development Corp., 5.875%, 7/1/2022		395,000	372,287
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		585,000	617,175
Newfield Exploration Co., 5.375%, 1/1/2026		310,000	294,500
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		865,000	715,355
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		1,235,000	1,052,837
6.875%, 1/15/2023		435,000	376,275
Parsley Energy LLC, 144A, 7.5%, 2/15/2022 (b)		80,000	80,600
Range Resources Corp., 144A, 4.875%, 5/15/2025		865,000	774,175
Regency Energy Partners LP:
5.0%, 10/1/2022		255,000	247,821
5.875%, 3/1/2022		55,000	56,483
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		105,000	97,125
RSP Permian, Inc.:
6.625%, 10/1/2022		1,000,000	990,000
144A, 6.625%, 10/1/2022		220,000	217,800
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		1,430,000	1,419,275
5.625%, 4/15/2023		320,000	311,400
144A, 5.625%, 3/1/2025		520,000	498,550
5.75%, 5/15/2024 (b)		1,355,000	1,307,575
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		155,000	141,050
Sunoco LP:
144A, 5.5%, 8/1/2020		320,000	328,000
144A, 6.375%, 4/1/2023		305,000	307,288
Targa Resources Partners LP, 4.125%, 11/15/2019		155,000	144,150
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		740,000	682,650
Welltec A/S, 144A, 8.0%, 2/1/2019		1,000,000	915,000
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		405,000	376,144
6.25%, 4/1/2023 (b)		1,980,000	1,841,400
WPX Energy, Inc., 8.25%, 8/1/2023 (b)		560,000	526,400
			26,550,928
Financials 4.6%
AerCap Ireland Capital Ltd.:
4.625%, 10/30/2020		805,000	834,181
5.0%, 10/1/2021		4,255,000	4,446,475
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		485,000	499,550
CNO Financial Group, Inc.:
4.5%, 5/30/2020		155,000	161,200
5.25%, 5/30/2025		315,000	334,688
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (b)		650,000	666,980
Denali Borrower LLC, 144A, 5.625%, 10/15/2020 (b)		615,000	654,206
E*TRADE Financial Corp.:
4.625%, 9/15/2023		410,000	423,325
5.375%, 11/15/2022 (b)		380,000	406,295
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		505,000	527,574
(REIT), 5.75%, 1/1/2025		380,000	396,150
Financiere Gaillon 8 SAS, 144A, 7.0%, 9/30/2019	EUR	1,785,000	2,026,669
MPT Operating Partnership LP:
(REIT), 5.75%, 10/1/2020	EUR	815,000	952,497
(REIT), 6.375%, 2/15/2022		215,000	224,675
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		510,000	532,950
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		450,000	477,000
Societe Generale SA, 144A, 7.875%, 12/29/2049		795,000	797,488
			14,361,903
Health Care 7.0%
Alere, Inc., 144A, 6.375%, 7/1/2023		420,000	436,800
Community Health Systems, Inc.:
5.125%, 8/1/2021		1,610,000	1,662,325
6.875%, 2/1/2022 (b)		430,000	433,225
7.125%, 7/15/2020		1,230,000	1,260,750
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		210,000	182,700
Endo Finance LLC:
144A, 5.375%, 1/15/2023 (b)		455,000	446,218
144A, 5.75%, 1/15/2022 (b)		425,000	415,437
Endo Ltd.:
144A, 6.0%, 7/15/2023		465,000	465,000
144A, 6.0%, 2/1/2025		315,000	312,638
Fresenius U.S. Finance II, Inc., 144A, 4.5%, 1/15/2023		3,495,000	3,578,006
HCA, Inc., 7.5%, 2/15/2022		799,000	918,850
Hologic, Inc., 144A, 5.25%, 7/15/2022		210,000	219,188
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	2,220,000	2,532,770
Horizon Pharma Financing, Inc., 144A, 6.625%, 5/1/2023		325,000	281,125
IMS Health, Inc., 144A, 6.0%, 11/1/2020		485,000	501,975
LifePoint Health, Inc., 5.5%, 12/1/2021		525,000	532,875
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		345,000	330,769
144A, 5.625%, 10/15/2023		695,000	655,906
Tenet Healthcare Corp.:
144A, 3.837%**, 6/15/2020		395,000	392,038
6.75%, 6/15/2023 (b)		835,000	828,737
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		775,000	674,250
144A, 5.875%, 5/15/2023		720,000	606,150
144A, 6.125%, 4/15/2025 (b)		2,085,000	1,754,006
144A, 6.375%, 10/15/2020		495,000	443,025
144A, 7.5%, 7/15/2021		2,100,000	1,916,250
			21,781,013
Industrials 14.0%
ADT Corp.:
3.5%, 7/15/2022 (b)		300,000	281,250
5.25%, 3/15/2020 (b)		675,000	715,500
6.25%, 10/15/2021 (b)		310,000	334,800
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		940,000	988,175
Aguila 3 SA, 144A, 7.875%, 1/31/2018		1,495,000	1,528,637
Allegion PLC, 5.875%, 9/15/2023		555,000	581,362
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		390,000	313,950
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		510,000	501,075
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	3,120,000	3,568,145
Belden, Inc., 144A, 5.5%, 9/1/2022		655,000	648,450
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (b)		1,680,000	1,298,640
144A, 6.0%, 10/15/2022 (b)		520,000	400,400
144A, 7.5%, 3/15/2025		205,000	159,388
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		265,000	266,325
Casella Waste Systems, Inc., 7.75%, 2/15/2019		715,000	725,725
Covanta Holding Corp., 5.875%, 3/1/2024		425,000	421,813
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		535,000	569,775
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		290,000	260,878
Empark Funding SA, 144A, 6.75%, 12/15/2019	EUR	790,000	923,888
EnerSys, 144A, 5.0%, 4/30/2023		105,000	106,575
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		1,175,000	1,128,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019 (b)		240,000	241,740
FTE Verwaltungs GmbH, 144A, 9.0%, 7/15/2020	EUR	3,015,000	3,523,158
FTI Consulting, Inc., 6.0%, 11/15/2022		390,000	413,400
Garda World Security Corp., 144A, 7.25%, 11/15/2021		315,000	287,438
Gates Global LLC:
144A, 5.75%, 7/15/2022	EUR	150,000	133,641
144A, 6.0%, 7/15/2022 (b)		390,000	312,975
Huntington Ingalls Industries, Inc., 144A, 5.0%, 12/15/2021		885,000	920,400
Masonite International Corp., 144A, 5.625%, 3/15/2023		445,000	465,025
Meritor, Inc.:
6.25%, 2/15/2024		425,000	405,875
6.75%, 6/15/2021		1,015,000	1,002,312
Moog, Inc., 144A, 5.25%, 12/1/2022 (b)		370,000	377,400
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		680,000	534,650
Nortek, Inc., 8.5%, 4/15/2021		800,000	848,000
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	277,112
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		545,000	566,800
Oshkosh Corp.:
5.375%, 3/1/2022		322,500	329,756
5.375%, 3/1/2025		50,000	50,250
Paprec Holding, 144A, 5.25%, 4/1/2022	EUR	2,080,000	2,292,533
Ply Gem Industries, Inc., 6.5%, 2/1/2022 (b)		845,000	817,775
Sanmina Corp., 144A, 4.375%, 6/1/2019		50,000	51,000
SBA Communications Corp., 5.625%, 10/1/2019		385,000	402,325
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		555,000	573,731
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,459,580
Techem Energy Metering Service GmbH & Co., KG, 144A, 7.875%, 10/1/2020	EUR	200,000	238,178
Techem GmbH, 144A, 6.125%, 10/1/2019	EUR	800,000	922,079
Titan International, Inc., 6.875%, 10/1/2020 (b)		695,000	587,275
TransDigm, Inc.:
6.0%, 7/15/2022		515,000	520,150
6.5%, 7/15/2024 (b)		310,000	315,425
7.5%, 7/15/2021		2,345,000	2,473,975
Triumph Group, Inc., 5.25%, 6/1/2022		260,000	233,675
United Rentals North America, Inc.:
4.625%, 7/15/2023		350,000	351,530
6.125%, 6/15/2023		45,000	46,958
7.625%, 4/15/2022		695,000	754,151
USG Corp., 144A, 5.5%, 3/1/2025 (b)		25,000	25,719
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		535,000	505,575
XPO Logistics, Inc., 144A, 5.75%, 6/15/2021	EUR	1,125,000	1,118,107
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020 (b)		834,000	842,340
144A, 4.5%, 4/29/2022 (b)		2,160,000	2,174,839
144A, 4.75%, 4/29/2025		900,000	883,125
			44,002,728
Information Technology 3.6%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		205,000	213,969
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021		660,000	664,627
144A, 6.125%, 11/1/2023		255,000	256,594
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		365,000	282,419
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (b)		630,000	450,450
Cardtronics, Inc., 5.125%, 8/1/2022		290,000	281,300
CDW LLC:
5.5%, 12/1/2024 (b)		745,000	780,387
6.0%, 8/15/2022		305,000	327,338
EarthLink Holdings Corp., 7.375%, 6/1/2020		475,000	490,437
Entegris, Inc., 144A, 6.0%, 4/1/2022		310,000	319,300
First Data Corp., 144A, 7.0%, 12/1/2023 (c)		700,000	712,250
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		530,000	564,450
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		465,000	440,588
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023 (b)		210,000	208,318
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		515,000	503,150
NCR Corp.:
5.875%, 12/15/2021		105,000	106,050
6.375%, 12/15/2023		265,000	272,950
NXP BV, 144A, 3.75%, 6/1/2018		510,000	511,275
Open Text Corp., 144A, 5.625%, 1/15/2023		420,000	424,200
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023 (b)		310,000	288,300
United Group BV, 144A, 7.875%, 11/15/2020	EUR	2,730,000	3,207,685
			11,306,037
Materials 9.4%
ArcelorMittal:
5.125%, 6/1/2020 (b)		485,000	466,056
6.0%, 8/5/2020 (b)		2,170,000	2,065,569
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	300,000	333,194
144A, 6.75%, 1/31/2021		690,000	707,250
144A, 9.125%, 10/15/2020		2,750,000	2,884,090
Ball Corp., 5.25%, 7/1/2025 (b)		530,000	538,612
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		855,000	880,650
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	291,750
Chemours Co., 144A, 6.125%, 5/15/2023	EUR	640,000	531,124
Ciech Group Financing AB, 144A, 9.5%, 11/30/2019	EUR	2,750,000	3,251,597
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		395,000	391,050
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		635,000	603,250
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		858,000	634,920
Greif Nevada Holdings, Inc. SCS, 144A, 7.375%, 7/15/2021	EUR	1,500,000	1,921,837
Greif, Inc., 7.75%, 8/1/2019		190,000	213,038
Hexion, Inc., 6.625%, 4/15/2020		205,000	173,738
Huntsman International LLC, 5.125%, 4/15/2021	EUR	2,385,000	2,540,708
Novelis, Inc., 8.75%, 12/15/2020		855,000	857,137
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (b)		990,000	1,022,175
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	509,850
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	870,000	788,317
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		2,730,000	2,839,200
6.875%, 2/15/2021		1,000,000	1,045,000
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		245,000	251,738
144A, 5.125%, 12/1/2024		125,000	128,438
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		420,000	393,750
SPCM SA, 144A, 6.0%, 1/15/2022		815,000	819,075
Tronox Finance LLC:
6.375%, 8/15/2020 (b)		405,000	288,441
144A, 7.5%, 3/15/2022		500,000	353,750
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022 (b)		1,595,000	1,431,512
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	213,200
144A, 5.625%, 10/1/2024		100,000	103,250
			29,473,266
Telecommunication Services 14.2%
B Communications Ltd., 144A, 7.375%, 2/15/2021		530,000	575,050
Bulgarian Telecommunications Co. EAD, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,085,960
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		185,000	185,211
Series T, 5.8%, 3/15/2022		760,000	739,100
CommScope, Inc.:
144A, 4.375%, 6/15/2020 (b)		255,000	260,100
144A, 5.0%, 6/15/2021		515,000	518,219
CyrusOne LP:
6.375%, 11/15/2022 (b)		195,000	201,338
144A, 6.375%, 11/15/2022		490,000	505,925
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		520,000	429,000
144A, 8.25%, 9/30/2020		2,908,000	2,573,580
Digicel Ltd., 144A, 6.75%, 3/1/2023		785,000	706,500
Frontier Communications Corp.:
6.25%, 9/15/2021		310,000	276,830
6.875%, 1/15/2025		1,365,000	1,179,492
7.125%, 1/15/2023		275,000	245,438
8.5%, 4/15/2020		190,000	195,700
144A, 10.5%, 9/15/2022		1,505,000	1,561,437
144A, 11.0%, 9/15/2025		920,000	964,270
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	452,350
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		835,000	688,353
7.25%, 10/15/2020		1,405,000	1,282,062
Level 3 Financing, Inc.:
5.375%, 8/15/2022		1,395,000	1,419,412
144A, 5.375%, 1/15/2024 (c)		420,000	425,250
144A, 5.375%, 5/1/2025		415,000	416,038
6.125%, 1/15/2021		320,000	337,200
Matterhorn Telecom Holding SA, 144A, 4.875%, 5/1/2023	EUR	2,000,000	1,885,812
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		620,000	545,600
Plantronics, Inc., 144A, 5.5%, 5/31/2023 (b)		205,000	208,588
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	114,501
Play Finance 2 SA, 144A, 5.25%, 2/1/2019	EUR	1,300,000	1,472,432
Sable International Finance Ltd., 144A, 8.75%, 2/1/2020		1,995,000	2,107,219
SoftBank Group Corp., REG S, 5.375%, 7/30/2022		200,000	201,000
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020 (b)		500,000	525,000
Sprint Corp., 7.125%, 6/15/2024		2,015,000	1,769,422
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		210,000	213,675
6.375%, 3/1/2025 (b)		1,019,000	1,021,547
Telenet Finance V Luxembourg SCA, 144A, 6.75%, 8/15/2024	EUR	1,435,000	1,731,853
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	2,000,000	2,066,243
144A, 5.375%, 1/15/2025		4,085,000	4,090,106
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		562,500	594,844
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		6,660,000	6,660,000
Wind Acquisition Finance SA:
144A, 3.951%**, 7/15/2020	EUR	400,000	438,211
144A, 6.5%, 4/30/2020		380,000	400,900
Windstream Services LLC, 7.75%, 10/15/2020 (b)		130,000	117,000
Zayo Group LLC:
144A, 6.0%, 4/1/2023		420,000	428,190
144A, 6.375%, 5/15/2025		520,000	526,500
			44,342,458
Utilities 2.1%
Calpine Corp.:
5.375%, 1/15/2023 (b)		490,000	468,562
5.75%, 1/15/2025 (b)		490,000	464,275
Dynegy, Inc.:
7.375%, 11/1/2022		525,000	526,312
7.625%, 11/1/2024 (b)		940,000	942,350
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		1,000,000	980,000
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		395,000	366,363
NRG Energy, Inc.:
6.25%, 5/1/2024 (b)		2,410,000	2,156,950
7.875%, 5/15/2021		445,000	442,775
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		200,000	182,960
			6,530,547
Total Corporate Bonds (Cost $294,280,267)			281,818,457

Government & Agency Obligations 1.3%
Other Government Related (d) 0.1%
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		400,000	401,709
U.S. Treasury Obligation 1.2%
U.S. Treasury Note, 1.0%, 8/31/2016 (e)		3,700,000	3,717,393
Total Government & Agency Obligations (Cost $4,117,157)			4,119,102

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		1,500,000	1,489,372
Total Loan Participations and Assignments (Cost $2,200,430)			1,489,372

Convertible Bond 0.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (Cost $1,253,714)		1,281,636	1,531,042

Preferred Security 0.4%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $797,322)		1,279,000	1,183,075

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (f)	21	44,443
Industrials 0.0%
Congoleum Corp.*	23,760	0
Quad Graphics, Inc.	302	3,896
		3,896
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,977	62,818
GEO Specialty Chemicals, Inc. 144A*	1,703	781
		63,599
Total Common Stocks (Cost $291,928)		111,938

Preferred Stock 0.3%
Consumer Discretionary
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $974,812)	1,080	1,106,089

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $239,283)	1,219	4,127

Securities Lending Collateral 14.4%
Daily Assets Fund, 0.17% (g) (h) (Cost $45,050,766)	45,050,766	45,050,766

Cash Equivalents 5.1%
Central Cash Management Fund, 0.12% (g) (Cost $15,915,347)	15,915,347	15,915,347

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $365,121,026)†	112.5	352,329,315
Other Assets and Liabilities, Net	(12.5)	(39,286,345)
Net Assets	100.0	313,042,970

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	708,969	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	1,000,000	610,685	980,000
					1,319,654	980,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

† The cost for federal income tax purposes was $365,045,425. At October 31, 2015, net unrealized depreciation for all securities based on tax cost was $12,716,110. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,246,615 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,962,725.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $43,381,694, which is 13.9% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2015, this security has been pledged, in whole or in part, as collateral for over-the-counter derivatives.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	75,637	44,443	0.01

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At October 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (i)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Payments Paid/ ($)	Unrealized Appreciation/ (Depreciation) ($)
3/20/2015 6/20/2020	520,000[1]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	63,937	46,335	17,602
9/20/2014 12/20/2019	1,410,000[2]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	58,312	78,548	(20,236)
12/22/2014 3/20/2020	740,000[3]	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	119,916	103,271	16,645
Total net unrealized appreciation						14,011

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(j) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Barclays Bank PLC

2 Morgan Stanley

3 Credit Suisse

As of October 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	49,826,000	USD	57,088,361	1/14/2016	2,218,399	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$ —	$ 281,818,457	$ —	$ 281,818,457
Government and Agency Obligations	—	4,119,102	—	4,119,102
Loan Participations and Assignments	—	1,489,372	0	1,489,372
Convertible Bond	—	—	1,531,042	1,531,042
Preferred Security	—	1,183,075	—	1,183,075
Common Stocks (k)	3,896	—	108,042	111,938
Preferred Stock	—	1,106,089	—	1,106,089
Warrants	—	—	4,127	4,127
Short-Term Investments (k)	60,966,113	—	—	60,966,113
Derivatives (l)
Credit Default Swap Contracts	—	34,247	—	34,247
Forward Foreign Currency Exchange Contracts	—	2,218,399	—	2,218,399
Total	$ 60,970,009	$ 291,968,741	$ 1,643,211	$ 354,581,961
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Credit Default Swap Contracts	$ —	$ (20,236)	$ —	$ (20,236)
Total	$ —	$ (20,236)	$ —	$ (20,236)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(k) See Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $304,154,913) — including $43,381,694 of securities loaned	$ 291,363,202
Investments in Daily Assets Fund (cost $45,050,766)*	45,050,766
Investment in Central Cash Management Fund (cost $15,915,347)	15,915,347
Total investments in securities, at value (cost $365,121,026)	352,329,315
Cash	14,449
Foreign currency, at value (cost $1,012,620)	1,012,203
Receivable for investments sold	1,210,525
Receivable for Fund shares sold	416,805
Dividends receivable	18,695
Interest receivable	4,652,378
Unrealized appreciation on bilateral swap contracts	34,247
Unrealized appreciation on forward foreign currency exchange contracts	2,218,399
Upfront payments paid on bilateral swap contracts	228,154
Foreign taxes recoverable	815
Other assets	24,334
Total assets	362,160,319
Liabilities
Payable upon return of securities loaned	45,050,766
Payable for investments purchased	1,761,133
Payable for investments purchased — when-issued securities	1,120,000
Payable for Fund shares redeemed	469,784
Unrealized depreciation on bilateral swap contracts	20,236
Distributions payable	208,796
Accrued management fee	127,530
Accrued Trustees' fees	1,996
Other accrued expenses and payables	357,108
Total liabilities	49,117,349
Net assets, at value	$ 313,042,970

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	4,030,880
Net unrealized appreciation (depreciation) on: Investments	(12,791,711)
Swap contracts	14,011
Foreign currency	2,201,035
Accumulated net realized gain (loss)	(53,288,952)
Paid-in capital	372,877,707
Net assets, at value	$ 313,042,970
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($39,061,421 ÷ 5,906,620 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.61
Maximum offering price per share (100 ÷ 95.50 of $6.61)	$ 6.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($119,361 ÷ 18,091 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.60

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,359,884 ÷ 1,861,705 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.64
Class S Net Asset Value, offering and redemption price(a) per share ($224,677,631 ÷ 33,804,070 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.65

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($36,824,673 ÷ 5,585,888 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.59

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest	$ 18,755,131
Dividends	105,967
Income distributions — Central Cash Management Fund	9,160
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	99,163
Total income	18,969,421
Expenses: Management fee	1,535,314
Administration fee	307,063
Services to shareholders	474,339
Distribution and service fees	202,385
Custodian fee	32,385
Professional fees	114,486
Reports to shareholders	47,471
Registration fees	68,252
Trustees' fees and expenses	13,420
Other	55,314
Total expenses before expense reductions	2,850,429
Expense reductions	(66,943)
Total expenses after expense reductions	2,783,486
Net investment income (loss)	16,185,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,954,610)
Swap contracts	680,423
Foreign currency	5,598,697
(1,675,490)
Change in net unrealized appreciation (depreciation) on: Investments	(17,207,048)
Swap contracts	(666,593)
Foreign currency	1,580,334
(16,293,307)
Net gain (loss)	(17,968,797)
Net increase (decrease) in net assets resulting from operations	$ (1,782,862)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income (loss)	$ 16,185,935	$ 18,135,495
Net realized gain (loss)	(1,675,490)	5,560,279
Change in net unrealized appreciation (depreciation)	(16,293,307)	(6,865,345)
Net increase (decrease) in net assets resulting from operations	(1,782,862)	16,830,429
Distributions to shareholders from: Net investment income: Class A	(1,769,665)	(2,111,013)
Class B	(14,194)	(29,799)
Class C	(483,506)	(571,521)
Class S	(11,568,903)	(14,202,783)
Institutional Class	(1,971,017)	(1,732,527)
Net realized gains: Class A	(680,835)	—
Class B	(9,154)	—
Class C	(208,976)	—
Class S	(4,266,081)	—
Institutional Class	(761,770)	—
Total distributions	(21,734,101)	(18,647,643)
Fund share transactions: Proceeds from shares sold	86,284,376	61,969,721
Reinvestment of distributions	18,834,964	15,949,410
Payments for shares redeemed	(77,428,343)	(86,054,609)
Redemption fees	3,137	26,417
Net increase (decrease) in net assets from Fund share transactions	27,694,134	(8,109,061)
Increase (decrease) in net assets	4,177,171	(9,926,275)
Net assets at beginning of period	308,865,799	318,792,074
Net assets at end of period (including undistributed net investment income of $4,030,880 and $4,358,870, respectively)	$ 313,042,970	$ 308,865,799

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.14	$ 7.17	$ 7.08	$ 6.74	$ 6.91
Income (loss) from investment operations: Net investment income (loss)[a]	.35	.39	.42	.47	.49
Net realized and unrealized gain (loss)	(.41)	(.02)	.11	.34	(.16)
Total from investment operations	(.06)	.37	.53	.81	.33
Less distributions from: Net investment income	(.34)	(.40)	(.43)	(.47)	(.49)
Net realized gains	(.13)	—	(.01)	—	(.01)
Total distributions	(.47)	(.40)	(.44)	(.47)	(.50)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.61	$ 7.14	$ 7.17	$ 7.08	$ 6.74
Total Return (%)[b]	(.64)	5.44[c]	7.50	12.49[c]	4.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	37	34	33	31
Ratio of expenses before expense reductions (%)	1.08	1.07	1.06	1.07	1.07
Ratio of expenses after expense reductions (%)	1.08	1.07	1.06	1.06	1.07
Ratio of net investment income (%)	5.10	5.42	5.86	6.79	7.11
Portfolio turnover rate (%)	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.12	$ 7.16	$ 7.06	$ 6.72	$ 6.89
Income (loss) from investment operations: Net investment income (loss)[a]	.30	.34	.37	.41	.44
Net realized and unrealized gain (loss)	(.40)	(.03)	.12	.35	(.16)
Total from investment operations	(.10)	.31	.49	.76	.28
Less distributions from: Net investment income	(.29)	(.35)	(.38)	(.42)	(.44)
Net realized gains	(.13)	—	(.01)	—	(.01)
Total distributions	(.42)	(.35)	(.39)	(.42)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.60	$ 7.12	$ 7.16	$ 7.06	$ 6.72
Total Return (%)[b]	(1.59)[c]	4.64[c]	6.82[c]	11.64[c]	4.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	1	1	1	2
Ratio of expenses before expense reductions (%)	1.92	1.87	1.86	1.85	1.87
Ratio of expenses after expense reductions (%)	1.85	1.82	1.82	1.85	1.87
Ratio of net investment income (%)	4.38	4.69	5.11	6.02	6.32
Portfolio turnover rate (%)	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.16	$ 7.20	$ 7.11	$ 6.76	$ 6.93
Income (loss) from investment operations: Net investment income (loss)[a]	.30	.34	.37	.42	.44
Net realized and unrealized gain (loss)	(.40)	(.03)	.11	.35	(.16)
Total from investment operations	(.10)	.31	.48	.77	.28
Less distributions from: Net investment income	(.29)	(.35)	(.38)	(.42)	(.44)
Net realized gains	(.13)	—	(.01)	—	(.01)
Total distributions	(.42)	(.35)	(.39)	(.42)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.64	$ 7.16	$ 7.20	$ 7.11	$ 6.76
Total Return (%)[b]	(1.50)	4.65[c]	6.68[c]	11.84[c]	4.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	12	12	10
Ratio of expenses before expense reductions (%)	1.83	1.83	1.82	1.81	1.81
Ratio of expenses after expense reductions (%)	1.83	1.82	1.82	1.80	1.81
Ratio of net investment income (%)	4.35	4.68	5.10	6.05	6.37
Portfolio turnover rate (%)	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.17	$ 7.21	$ 7.11	$ 6.77	$ 6.94
Income (loss) from investment operations: Net investment income (loss)[a]	.37	.41	.44	.48	.50
Net realized and unrealized gain (loss)	(.40)	(.03)	.12	.35	(.15)
Total from investment operations	(.03)	.38	.56	.83	.35
Less distributions from: Net investment income	(.36)	(.42)	(.45)	(.49)	(.51)
Net realized gains	(.13)	—	(.01)	—	(.01)
Total distributions	(.49)	(.42)	(.46)	(.49)	(.52)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.65	$ 7.17	$ 7.21	$ 7.11	$ 6.77
Total Return (%)[b]	(.53)	5.70	7.89	12.68	5.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	225	231	244	264	260
Ratio of expenses before expense reductions (%)	.88	.89	.89	.89	.90
Ratio of expenses after expense reductions (%)	.85	.82	.82	.89	.89
Ratio of net investment income (%)	5.33	5.68	6.10	6.97	7.30
Portfolio turnover rate (%)	56	55	59	69	57
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain operating expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 7.11	$ 7.15	$ 7.06	$ 6.72	$ 6.88
Income (loss) from investment operations: Net investment income (loss)[a]	.37	.41	.44	.49	.52
Net realized and unrealized gain (loss)	(.40)	(.03)	.11	.34	(.15)
Total from investment operations	(.03)	.38	.55	.83	.37
Less distributions from: Net investment income	(.36)	(.42)	(.45)	(.49)	(.52)
Net realized gains	(.13)	—	(.01)	—	(.01)
Total distributions	(.49)	(.42)	(.46)	(.49)	(.53)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 6.59	$ 7.11	$ 7.15	$ 7.06	$ 6.72
Total Return (%)	(.36)	5.76	7.84	12.89	5.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	29	29	42	34
Ratio of expenses (%)	.78	.76	.74	.74	.73
Ratio of net investment income (%)	5.41	5.72	6.20	7.11	7.46
Portfolio turnover rate (%)	56	55	59	69	57
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If Affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $53,365,000, including approximately $46,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($21,096,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first; and approximately $7,263,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,938,000) and long-term losses ($5,325,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 6,559,822
Capital loss carryforwards	$ (53,365,000)
Net unrealized appreciation (depreciation) on investments	$ (12,716,110)

In addition, during the year ended October 31, 2015, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 21,734,101	$ 18,647,643

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from $2,670,000 to $8,440,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $51,538,000 to $64,708,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,864,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 34,247	$ 34,247
Foreign Exchange Contracts (b)	2,218,399	—	2,218,399
	$ 2,218,399	$ 34,247	$ 2,252,646

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on bilateral swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Swap Contracts
Credit Contracts (a)	$ (20,236)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 680,423	$ 680,423
Foreign Exchange Contracts (b)	8,283,195	—	8,283,195
	$ 8,283,195	$ 680,423	$ 8,963,618

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (666,593)	$ (666,593)
Foreign Exchange Contracts (b)	1,522,785	—	1,522,785
	$ 1,522,785	$ (666,593)	$ 856,192

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 17,602	$ —	$ —	$ 17,602
Citigroup, Inc.	2,218,399	—	—	2,218,399
Credit Suisse	16,645	—	—	16,645
	$ 2,252,646	$ —	$ —	$ 2,252,646
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$ 20,236	$ —	$ —	$ 20,236

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $185,562,980 and $164,794,141, respectively. Purchases and sales of U.S. Treasury securities aggregated $3,726,348 and $1,007,301, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class B	1.85%
Class C	1.85%
Class S	.85%
Institutional Class	.85%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 240
Class S	66,703
$ 66,943

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $307,063, of which $26,235 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 12,359	$ 2,200
Class B	356	55
Class C	2,087	406
Class S	81,770	13,762
Institutional Class	2,190	367
	$ 98,762	$ 16,790

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 2,499	$ 84
Class C	85,896	7,663
	$ 88,395	$ 7,747

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 84,994	$ 14,795.24%
Class B	830	67.25%
Class C	28,166	4,629.25%
	$ 113,990	$ 19,491

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2015 aggregated $8,885.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $169 and $187. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $533 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,740, of which $10,102 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,623.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2015, there was one account that held approximately 23% of the outstanding shares of the Fund.

F. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,598,064	$ 17,643,965	1,951,228	$ 14,101,687
Class B	—	—	5,258	38,125
Class C	707,920	4,821,057	344,357	2,500,424
Class S	6,747,557	46,019,982	5,379,647	39,094,694
Institutional Class	2,560,004	17,799,372	864,048	6,234,791
		$ 86,284,376		$ 61,969,721
Shares issued to shareholders in reinvestment of distributions
Class A	330,856	$ 2,257,281	264,553	$ 1,913,558
Class B	3,437	23,348	4,106	29,603
Class C	89,275	611,150	67,065	486,953
Class S	1,930,108	13,237,136	1,625,078	11,810,802
Institutional Class	397,598	2,706,049	236,900	1,708,494
		$ 18,834,964		$ 15,949,410
Shares redeemed
Class A	(2,140,965)	$ (14,681,355)	(1,849,006)	$ (13,381,698)
Class B	(57,288)	(390,159)	(44,969)	(323,969)
Class C	(509,071)	(3,456,905)	(461,184)	(3,348,899)
Class S	(7,127,066)	(48,864,603)	(8,566,568)	(62,034,543)
Institutional Class	(1,487,756)	(10,035,321)	(970,080)	(6,965,500)
		$ (77,428,343)		$ (86,054,609)
Redemption fees		$ 3,137		$ 26,417
Net increase (decrease)
Class A	787,955	$ 5,220,378	366,775	$ 2,636,058
Class B	(53,851)	(366,811)	(35,605)	(256,241)
Class C	288,124	1,975,683	(49,762)	(361,522)
Class S	1,550,599	10,394,784	(1,561,843)	(11,105,141)
Institutional Class	1,469,846	10,470,100	130,868	977,785
		$ 27,694,134		$ (8,109,061)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of Deutsche Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global High Income Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and transfer agent, brokers, agent banks, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 973.10	$ 968.90	$ 969.60	$ 974.40	$ 975.70
Expenses Paid per $1,000*	$ 5.32	$ 9.18	$ 9.04	$ 4.23	$ 3.93
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,019.81	$ 1,015.88	$ 1,016.03	$ 1,020.92	$ 1,021.22
Expenses Paid per $1,000*	$ 5.45	$ 9.40	$ 9.25	$ 4.33	$ 4.02

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Global High Income Fund	1.07%	1.85%	1.82%	.85%	.79%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2015 calendar year after year end.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global High Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Trustees observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 809	25155T 700	25155T 601	25155T 502
Fund Number	416	616	716	2100	596

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche global high income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$88,765	$0	$0	$0
2014	$87,425	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015